SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 2021

Alterola Biotech, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55984	82-1317032
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

47 Hamilton Square Birkenhead Merseyside United Kingdom	CH41 5AR
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +44 151 601 9477

________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      [ ]

SECTION 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 28, 2021, the board of directors and shareholders removed Larson Elsmore as Vice Chairman, CFO, Secretary and Director. On the same date, the board of directors appointed Timothy Rogers as Interim CFO and Seamus McAuley as the company’s Secretary.

Also on September 28, 2021, the board of directors appointed Hunter Land to serve as Director and Vice President of Translational Research.

Also on September 28, 2021, the board of directors resolved to terminate all existing advisory boards of the company and to establish an Audit and Compliance Committee, with Ning Qu to serve as Chairperson.

The board of directors has also adopted a charter for the Audit and Compliance Committee, which is attached as Exhibit 99.1, and incorporated herein by reference.

Timothy Paul Rogers - Age 57

The employment history for Mr. Rogers is contained in Form 10-KT filed with the SEC on June 9, 2021.

Seamus McAuley – Age 45

The employment history for Mr. McAuley is contained in Form 10-KT filed with the SEC on June 9, 2021.

Hunter Land – Age 37

Hunter Land has over 20 years of R&D expertise across 15 different indications, as well as 10 years of cannabinoid-focused research. As an expert in the field of cannabinoid science, he has developed a pipeline of discovery work on over 20 novel cannabinoids and terpenes. Previously, Hunter acted as the Sr. Scientific Director, Director of Cannabinoid Research, and scientific spokesperson at Canopy Growth Corporation. Most notably, Hunter co-established R&D for GW Pharmaceuticals within the US, where he authored multiple protocols in refractory epilepsy (Dravet Syndrome and Lennox-Gastaut Syndrome), Multiple Sclerosis, pain, and led the clinical development of Epidiolex® (FDA approved prescription CBD). Hunter acts as the Sr. Scientific Advisor for the National Hockey League Alumni Association in conjunction with NEEKA Brain Health, a board member of Veterinary Cannabis Society, and lectures at the University of Wisconsin. He has been a featured speaker at over 50 scientific conferences, a named inventor on 6 patent applications, and has over 20 publications.

Mr. Land has not had any direct or indirect interest in any transaction in the past two years involving the company.

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Audit and Compliance Committee Charter

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alterola Biotech, Inc.

/s/ Seamus McAuley

Seamus McAuley

Chief Executive Officer

Date: October 5, 2021

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